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                                                                    Exhibit 10.9

                              FOURTH AMENDMENT TO
                              EMPLOYMENT AGREEMENT

          This Fourth Amendment to Employment Agreement (the "Fourth Amendment") is made as of July 18, 2001 by and between Michael Singer ("Employee") and Data Critical Corporation, a Delaware corporation (the "Company").


                                  WITNESSETH

          WHEREAS, Employee and the Company are parties to an Employment Agreement dated as of June 14, 1999 (the "Original Employment Agreement") and to an Amendment of Employment Agreement dated as of February 24, 2000 (the "First Amendment") and to a Second Amendment to Employment Agreement dated as of March 11, 2001 (the "Second Amendment") and to a Third Amendment to Employment Agreement dated as of July 2, 2001 (the "Third Amendment") (the Original Employment Agreement, as amended by the First Amendment, Second Amendment and Third Amendment, is herein referred to as the "Employment Agreement");

          WHEREAS, Employee and the Company wish to amend the Employment Agreement as set forth in this Amendment;

          NOW, THEREFORE, in consideration of the mutual consideration, promises, representations and covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, Employee and the Company agree as follows:

                                   AGREEMENT

          1. Section 4(c)(v) of the Employment Agreement hereby is deleted in its entirety.

          2. The first sentence of Section 5(b)(i) of the Employment Agreement hereby is amended by the deletion of the reference to Section 4(c)(v) therein.

          3. This Fourth Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement.
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          IN WITNESS WHEREOF, the parties hereto have executed this FOURTH
AMENDMENT TO EMPLOYMENT AGREEMENT as of the date and year first above written.

                                 DATA CRITICAL CORPORATION

                                 By:     /s/ Richard L. Earnest
                                     --------------------------------
                                 Name:  Richard L. Earnest
                                 Title: Chief Executive Officer

                                 Address:  19820 North Creek Parkway
                                           Suite 100
                                           Bothell, WA  98011


                                 MICHAEL E. SINGER

                                         /s/ Michael E. Singer
                                     --------------------------------

                                 Address:  2404 86th Avenue NE
                                           Bellevue, WA  98004

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